UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104-2870 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2009, Alesco Financial Inc. (the “Company”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) with Cohen Brothers, LLC, a Delaware limited liability company (“Cohen & Company”), Fortune Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and Alesco Financial Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“New Merger Sub”). The Amendment amends the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2009, by and among the Company, Merger Sub and Cohen & Company, pursuant to which the parties agreed that, subject to the terms and conditions of the Merger Agreement, Merger Sub would be merged with and into Cohen & Company, with Cohen & Company surviving the merger as a subsidiary of the Company (the “Merger”). A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on February 23, 2009.

Under the Amendment, Merger Sub will assign, and New Merger Sub will assume as successor, all of Merger Sub’s rights, interests and obligations under the Merger Agreement. In addition, Sections 5.1(m)(iii) and 6.3(g) of the Merger Agreement are modified as described below. Section 5.1(m)(iii) of the Merger Agreement originally prohibited the parties, prior to the completion of the business combination, from entering into, amending or modifying any employment, consulting, severance, termination or similar agreement with any director, manager or officer, or any employee or consultant entitled to annual compensation in excess of $200,000. The Amendment increases the annual compensation threshold from $200,000 to $500,000. Furthermore, Section 6.3(g) of the Merger Agreement originally required as one of the closing conditions that Cohen & Company obtain a firm commitment from one or more financial institutions for a credit facility having a term of at least three years and a principal amount of at least $30 million. The Amendment replaces that condition with the requirement that Cohen & Company obtain either (1) a credit facility having a term of at least two years and an initial revolving credit amount of at least $30 million or (2) a firm commitment for a credit facility having a term of at least two years and an initial revolving credit amount of at least $30 million. In either case, such credit facility may provide for permanent reductions in the maximum revolving credit amount available under the facility, provided that such reductions do not begin any earlier than November 15, 2009.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

As of January 1, 2009, the Company adopted the following accounting pronouncements: (i) Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements (an amendment of Accounting Research Bulletin No. 51)” and (ii) FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instrument That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement),” each as further described in Note 2 of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q (the “Quarterly Report”) for the period ended March 31, 2009. The Company is updating its previously issued annual financial statements and certain other financial information originally reported in its Annual Report on Form 10-K, as amended, for the year ended December 31, 2008 (the “Annual Report”) to present such financial information on a basis that is comparable to the basis on which the Company prepared and reported similar information in its Quarterly Report for the quarter ended March 31, 2009. This Current Report on Form 8-K updates Items 1, 6, 7 and 8 of the Company’s Annual Report and Exhibit 12.1 to the Company’s Annual Report and is being filed solely for the purpose of retrospectively adjusting the Company’s previously filed consolidated financial statements as a result of its adoption of the accounting pronouncements mentioned above as of January 1, 2009.

Items 1, 6, 7 and 8 of the Company’s Annual Report and Exhibit 12.1 to the Company’s Annual Report are set forth on Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto, respectively, and are incorporated by reference herein. The Company has not modified or updated any other disclosures presented in its Annual Report. All other information in the Company’s Annual Report remains unchanged.

For information concerning the Company’s financial condition, results of operations and other information as of and through the first quarter of 2009, please see the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC on May 11, 2009.

IMPORTANT INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed Merger described herein, the Company expects to file a registration statement on Form S-4 containing a proxy statement/prospectus with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COHEN & COMPANY AND THE PROPOSED MERGER BETWEEN THE TWO COMPANIES. A definitive proxy statement will be mailed to the Company’s stockholders. In addition, the Company’s stockholders will be able to obtain the proxy statement/prospectus and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a request to Alesco Financial Inc., 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104-2870, Attn: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is set forth in the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2009. Additional information regarding such individuals who may, under the rules of the SEC, be considered to be participants in the solicitation of proxies in connection with the proposed Merger, will also be set forth in the proxy statement/prospectus when it is filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 1, 2009, by and among Alesco Financial Inc., Fortune Merger Sub, LLC, Cohen Brothers, LLC and Alesco Financial Holdings, LLC.
Exhibit 23	Consent of Ernst & Young LLP.
Exhibit 99.1	Business.
Exhibit 99.2	Selected Financial Data.
Exhibit 99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Exhibit 99.4	Financial Statements and Supplementary Data.
Exhibit 99.5	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: June 2, 2009	By:	/s/ John. J. Longino
John J. Longino
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 1, 2009, by and among Alesco Financial Inc., Fortune Merger Sub, LLC, Cohen Brothers, LLC and Alesco Financial Holdings, LLC.
23	Consent of Ernst & Young LLP.
99.1	Business.
99.2	Selected Financial Data.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Financial Statements and Supplementary Data.
99.5	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.